Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Dec. 31, 2015	Sep. 30, 2015
Accounting Policies [Abstract]
Consolidation

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All inter-company transactions have been eliminated

Fiscal Year

Fiscal Year

The fiscal years presented are the years ended September 30, 2015 (“2015”), September 30, 2014 (“2014”), and September 30, 2013 (“2013”). Each of the Company’s first three quarters ends on the last day of the calendar month.

Industry Segment Information

Industry Segment Information

Based on qualitative and quantitative criteria, the Company has determined that it operates within one reportable segment, which is the wholesale distribution of building materials. Please refer to the “Goodwill” summary below for discussion of the Company’s reporting unit and the related impairment review

Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Cash and cash equivalents also include unsettled credit card transactions. Cash equivalents are comprised of money market funds which invest primarily in commercial paper or bonds with a rating of A-1 or better, and bank certificates of deposit.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivables are recorded at invoiced amounts and generally do not bear interest. The allowance for doubtful accounts reflects the Company’s estimate of credit exposure, determined principally on the basis of its collection experience, aging of its receivables and significant individual account credit risk

Inventories and Rebates

Inventories and Rebates

Inventories, consisting substantially of finished goods, are valued at the lower of cost or market (net realizable value). Cost is determined using the moving weighted-average cost method.
The Company’s arrangements with vendors typically provide for rebates after it makes a special purchase and/or monthly, quarterly and/or annual rebates of a specified amount of consideration payable when a number of measures have been achieved. Annual rebates are generally related to a specified cumulative level of purchases on a calendar-year basis. The Company accounts for such rebates as a reduction of the inventory value until the product is sold, at which time such rebates reduce cost of sales in the consolidated statements of operations. Throughout the year, the Company estimates the amount of the periodic rebates based upon the expected level of purchases. The Company continually revises these estimates to reflect actual rebates earned based on actual purchase levels. Amounts due from vendors under these arrangements as of September 30, 2015 and September 30, 2014 totaled $76.8 million and $58.4 million, respectively, and are included in “Prepaid expenses and other current assets” in the accompanying consolidated balance sheets

Property and Equipment

Property and Equipment

Property and equipment acquired in connection with acquisitions are recorded at fair value as of the date of the acquisition and depreciated utilizing the straight-line method over the estimated remaining lives. All other additions are recorded at cost, and depreciation is computed using the straight-line method over the following estimated useful lives:

Asset Class	Estimated Useful Life
Buildings and improvements	40 years
Equipment	3 to 7 years
Furniture and fixtures	7 years
Leasehold improvements	Shorter of the estimated useful life or the term of the lease, considering renewal options expected to be exercised.
In accordance with its policy, the Company reviews the estimated useful lives of its fixed assets on an ongoing basis. This review indicated that the actual lives of certain distribution fleet equipment were longer than the estimated useful lives used for depreciation purposes in the Company’s financial statements. As a result, effective January 1, 2014, the Company changed its estimates of the useful lives of its distribution fleet equipment (included in the equipment asset class) to better reflect the estimated periods during which these assets will remain in service. The estimated useful lives of the Company’s distribution fleet equipment that previously averaged five years were adjusted to an average of seven years. The effect of this change in estimate was to reduce 2014 depreciation expense by $3.1 million, increase 2014 net income by $1.9 million, and increase 2014 basic and diluted earnings per share by $0.04

Business Combinations

Business Combinations

We allocate the fair value of purchase consideration to the tangible assets acquired, liabilities assumed and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets. Critical estimates in valuing certain intangible assets include future expected cash flows from customer relationships and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. Other estimates associated with the accounting for acquisitions may change as additional information becomes available regarding the assets acquired and liabilities assumed

Revenue Recognition

Revenue Recognition

The Company recognizes revenue when the following four basic criteria are met:
•	persuasive evidence of an arrangement exists;
•	delivery has occurred or services have been rendered;
•	the price to the buyer is fixed and determinable; and
•	collectability is reasonability assured.
Based on these criteria, the Company generally recognizes revenue at the point of sale or upon delivery to the customer site. For goods shipped by third party carriers, the Company recognizes revenue upon shipment since the terms are generally FOB shipping point. The Company also arranges for certain products to be shipped directly from the manufacturer to the customer. The Company recognizes the gross revenue for these sales upon shipment as the terms are FOB shipping point.
The Company also provides certain job site delivery services, which include crane rentals and rooftop deliveries of certain products, for which the associated revenues are recognized upon completion of the services. These revenues represent less than 1% of the Company’s sales.
All revenues recognized are net of sales taxes collected, allowances for discounts and estimated returns. Sales taxes collected are subsequently remitted to the appropriate government authorities

Shipping and Handling Costs

Shipping and Handling Costs

The Company classifies shipping and handling costs, consisting of driver wages and vehicle expenses, as operating expenses in the accompanying consolidated statements of operations. Shipping and handling costs were approximately $120.8 million in 2015, $111.6 million in 2014 and $103.5 million in 2013

Financial Derivatives

Financial Derivatives

The Company enters into interest rate swaps to minimize the risks and costs associated with financing activities, as well as to maintain an appropriate mix of fixed-rate and floating-rate debt. The swap agreements are contracts to exchange variable-rate for fixed-interest rate payments over the life of the agreements. The Company’s current derivative instruments are designated as cash flow hedges, for which the Company records the effective portions of changes in their fair value, net of tax, in other comprehensive income. The Company recognizes any ineffective portion of the hedges in earnings through interest expense, financing costs and other

Concentrations of Risk

Concentrations of Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of accounts receivable. The Company’s accounts receivable are primarily from customers in the building industry located in the United States and Canada. Concentration of credit risk with respect to accounts receivable is limited due to the large number of customers comprising the Company’s customer base. The Company performs credit evaluations of its customers; however, the Company’s policy is not to require collateral. At September 30, 2015 and 2014, the Company had no significant concentrations of credit risk.
The Company purchases a major portion of its products from a small number of vendors. Approximately two-thirds of the Company’s total cost of inventory purchases was made from 19 vendors in 2015, 12 vendors in 2014, and 11 vendors in 2013. In addition, more than 10% of the total cost of purchases was made from two vendors in 2015, and from each of three vendors in 2014 and 2013

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

Impairment losses are required to be recorded on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying value. If such assets are considered to be impaired, the impairment to be recognized is the total by which the carrying value exceeds the fair value of the assets

Amortizable and Other Intangible Assets

Amortizable and Other Intangible Assets

The Company amortizes its identifiable intangible assets, currently consisting of non-compete agreements and customer relationships because these assets have finite lives. Non-compete agreements are amortized on a straight-line basis over the terms of the associated contractual agreements; customer relationship assets are amortized on an accelerated basis based on the expected cash flows generated by the existing customers; and deferred financing costs are amortized over the lives of the associated financings using the effective interest method. Certain trademarks are not amortized because they have indefinite lives. The Company evaluates its trademarks for impairment on an annual basis based on the fair value of the underlying assets.
The Company applied the provisions of Accounting Standards No. 2012-02, Intangibles — Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment, which permits an entity the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired.
Based on management’s evaluation performed as of August 31, 2015, the Company concluded that there were no indicators of impairment and therefore it was more likely than not that the fair value of the goodwill and indefinite-lived intangible assets exceeded the net carrying amount and there was no reason to perform the two-step impairment test. For the evaluation of trademarks, the main factor reviewed was the revenue base, which was relied upon in applying the royalty savings method at inception, to be derived from covered product sales made under the trademarks. The Company also reviewed the latest projected revenues. In addition, there have been no specific events or circumstances that management believes have negatively affected the value of the trademarks

Goodwill

Goodwill

The Company tests goodwill for impairment in the fourth quarter of each fiscal year or at any other time when impairment indicators exist. Examples of such indicators include a significant change in the business climate, unexpected competition, loss of key personnel or a decline in the Company’s market capitalization below the Company’s net book value.
The Company performs a qualitative assessment based on economic, industry and company-specific factors as the initial step in the annual goodwill impairment test for all or selected reporting units. Based on the results of the qualitative assessment, the Company is only required to perform Step 1 of the annual impairment test for a reporting unit if the company concludes that it is more likely than not that the unit’s fair value is less than its carrying amount.
To the extent the Company concludes it is more likely than not that a reporting unit’s fair value is less than its carrying amount, the two-step approach is applied. The first step would require a comparison of each reporting unit’s fair value to the respective carrying value. If the carrying value exceeds the fair value, a second step is performed to measure the amount of impairment loss, if any.
The Company assesses goodwill for impairment at the reporting unit level, which is defined as an operating segment or one level below an operating segment, referred to as a component (i.e. a business for which discrete financial information is available and regularly reviewed by component managers). The Company currently has five components which it evaluates for aggregation.
The Company evaluates the distribution methods, sales mix, and operating results of each of its components to determine if these characteristics have or will be sustained over a long-term basis. For purposes of this evaluation, the Company would expect its components to exhibit similar economic characteristics 3 – 5 years after events such as an acquisition within the Company’s core roofing business or management/business restructuring. This evaluation also considers major storm activity or local economic challenges that may impact the short term operations of an individual component. Components that exhibit similar economic characteristics are subsequently aggregated into a single reporting unit.
Based on the Company’s evaluation at August 31, 2015, it was determined that all of the Company’s components exhibited similar economic characteristics and therefore the components were aggregated into a single reporting unit (collectively the “Reporting Unit”).
The Company concluded that the fair value of the Reporting Unit has more likely than not exceeded its respective carrying value at the goodwill measurement date. This position is consistent with the 2015 operating results in which sales for the Reporting Unit exceeded those in the prior year by 8.1%. In addition, gross profit, as compared to prior year, increased by 12.8%. The increase in the gross margin reflects pricing increases across the Company’s complementary products as a result of increased demand and the impact of our acquisitions in fiscal 2015, combined with a favorable shift in our sales mix in 2015 towards residential and complementary products, which generally have higher gross margins than our non-residential products. The Company’s analysis further noted the total market capitalization exceeded the Company’s carrying value by approximately 106% at August 31, 2015. This compares to 73% and 140% for that same measure at August 31, 2014 and 2013, respectively. In addition, we did not identify any macroeconomic or industry conditions or cost related factors that would indicate the fair value of the Reporting Unit was more likely than not to be less than its respective carrying value.
Lastly, there have been no events or circumstances since the date of the above assessments that would change the Company’s conclusion. If circumstances change or events occur to indicate it is more likely than not that the fair value of the Reporting Unit (under the guidelines discussed above) has fallen below its carrying values, the Company would test such Reporting Unit for impairment

Stock-Based Compensation

Stock-Based Compensation

The Company accounts for employee and non-employee director stock-based compensation using the fair value method of accounting. Compensation cost arising from stock options and restricted stock awards granted to employees and non-employee directors is recognized using the straight-line method over the vesting period, which represents the requisite service or performance period. In calculating the expense related to stock-based compensation, the Company estimates option forfeitures and projects the number of restricted shares and units that are expected to vest based on the related performance measures.
The Company recorded stock-based compensation expense of $9.9 million ($5.8 million, net of tax) or $0.12 per basic share and per diluted share in 2015, $7.4 million ($4.5 million, net of tax) or $0.09 per basic share and per diluted share in 2014, and $9.3 million ($5.6 million, net of tax) or $0.11 per basic share and per diluted share in 2013. At September 30, 2015, the Company had $24.3 million of excess tax benefits available for potential deferred tax write-offs related to previously recognized stock-based compensation

Accumulated Other Comprehensive Income (Loss)

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) consisted of the following:

	September 30, 2015	September 30, 2014
Foreign currency translation adjustment	$(19,293)	$(5,290)
Unrealized loss on financial derivatives	(2,344)	(2,130)
Tax effect	917	841
Unrealized loss on financial derivatives, net	(1,427)	(1,289)
Accumulated other comprehensive (loss) gain	$(20,720)	$(6,579)

Net Income per Share

Net Income per Share

Basic net income per common share is computed by dividing net income by the weighted average number of common shares outstanding. Diluted net income per common share is computed by dividing net income by the weighted average number of common shares and dilutive common share equivalents then outstanding using the treasury stock method. Common equivalent shares consist of the incremental common shares issuable upon the exercise of stock options and conversion of restricted stock units.
The following table reflects the calculation of weighted average shares outstanding for each period presented:

	Year Ended September 30,
	2015	2014	2013
Weighted-average common shares outstanding for basic	49,578,130	49,227,466	48,472,240
Effect of dilutive securities:
Stock option awards	481,039	605,487	814,802
Restricted share awards	114,309	114,746	98,293
Weighted-average shares assuming dilution	50,173,478	49,947,699	49,385,335
The following table includes the number of shares that may be dilutive common shares in the future. These shares were not included in the computation of diluted earnings per share because the effect was either antidilutive or the performance condition was not met.

	Year Ended September 30,
	2015	2014	2013
Stock options awards	1,313,689	925,003	1,558,114
Restricted stock awards	—	21,321	137,091

Fair Value of Financial Instruments

Fair Value of Financial Instruments

Financial instruments consist mainly of cash and cash equivalents, accounts receivable, accounts payable, borrowings under the Company’s revolving lines of credit, equipment financing facilities, financial derivatives and long-term debt. Except for the financial derivatives and long-term debt, these instruments are short-term in nature and their carrying amounts approximate their fair value. With respect to the long-term debt, we believe that the fair values of these obligations, including current maturities, approximate their carrying values based on their effective interest rates compared to current market rates. See Note 16 for disclosures of the Company’s financial derivatives that are recorded at fair value

Income Taxes

Income Taxes

The Company accounts for income taxes using the liability method, which requires it to recognize a current tax liability or asset for current taxes payable or refundable and a deferred tax liability or asset for the estimated future tax effects of temporary differences between the financial statement and tax reporting bases of assets and liabilities to the extent that they are realizable. Deferred tax expense (benefit) results from the net change in deferred tax assets and liabilities during the year.
FASB ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Based on this guidance, the Company analyzes its filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. Tax benefits from uncertain tax positions are recognized if it is more likely than not that the position is sustainable based solely on its technical merits

Foreign Currency Translation

Foreign Currency Translation

The assets and liabilities of the Company’s Canadian operations are translated into United States dollars at current exchange rates as of the balance sheet date, and revenues and expenses are translated at average monthly exchange rates. Net unrealized translation gains or losses associated with the Canadian net assets are recorded directly to a separate component of stockholders’ equity. Realized gains and losses from foreign currency transactions were not material for any of the periods presented. The Company has inter-company receivables from the Company’s Canadian subsidiary, for which the short-term portion is marked to market each period with a corresponding entry recorded as a component of the consolidated statement of operations. Since repayment of the long-term portion is not planned or anticipated in the foreseeable future, the long-term balances are marked to market each period with a corresponding entry recorded as a separate component of stockholders’ equity

Recent Issued Accounting Pronouncements

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-3, “Simplifying the Presentation of Debt Issuance Costs” to simplify the presentation of debt issuance costs. This new guidance requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability, consistent with the required presentation for debt discounts. This update is effective for financial statements issued for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years and early adoption is permitted. Upon adoption, an entity must apply the new guidance retrospectively to all prior periods presented in the financial statements. The Company elected to early adopt this new guidance effective October 1, 2015. The adoption of this standard changed the Company’s previous practice of presenting debt issuance costs as an asset and resulted in the reduction of total assets and total liabilities in an amount equal to the balance of unamortized debt issuance costs at each balance sheet date presented. Debt issuance costs that are now presented as a direct reduction from the carrying amount of the associated debt liability amounted to $30 million at December 31, 2015, $4 million at September 30, 2015, and $2 million at December 31, 2014.

Recently Issued Accounting Pronouncements – Adopted

In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs” to simplify the presentation of debt issuance costs. This new guidance requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability, consistent with the required presentation for debt discounts. This update is effective for financial statements issued for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years and early adoption is permitted. Upon adoption, an entity must apply the new guidance retrospectively to all prior periods presented in the financial statements. The Company elected to early adopt this new guidance effective October 1, 2015. The adoption of this standard changed the Company’s previous practice of presenting debt issuance costs as an asset and resulted in the reduction of total assets and total liabilities in an amount equal to the balance of unamortized debt issuance costs at each balance sheet date presented. Debt issuance costs that were previously reported in other assets are now presented as a reduction of senior notes payable in the accompanying consolidated balance sheets. The amounts previously reported in other assets were $4.2 million and $2.5 million as of September 30, 2015 and 2014, respectively.

Recently Issued Accounting Pronouncements – Not Yet Adopted

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes the revenue recognition requirements in ASC 605, “Revenue Recognition”. ASU 2014-09 clarifies the principles for recognizing revenue and to develop a common revenue standard for GAAP and International Financial Reporting Standards. The core principle of this updated guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new rule also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. This guidance is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods therein, which is effective for the Company beginning October 1, 2018, the first day of the Company’s 2019 fiscal year. The Company is currently evaluating the impact of this accounting guidance and does not expect any significant impact on its consolidated financial statements.
In August 2014, the FASB issued Accounting Standards Update 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued or are available to be issued. This ASU also requires management to disclose certain information depending on the results of the going concern evaluation. The provisions of this ASU are effective for annual periods ending after December 15, 2016, including interim reporting periods therein, which are effective for the Company beginning October 1, 2016, the first day of the Company’s 2017 fiscal year. The Company is currently evaluating the impact of this accounting guidance and does not expect any significant impact on its consolidated financial statements.
In July 2015, the FASB issued ASU 2015-11, Simplifying the Measurement of Inventory (“ASU 2015-11”), which applies to inventory valued at first-in, first-out (FIFO) or average cost. ASU 2015-11 requires inventory to be measured at the lower of cost and net realizable value, rather than at the lower of cost or market. ASU 2015-11 is effective on a prospective basis for annual periods, including interim reporting periods within those periods, beginning after December 15, 2016. The Company reports inventory on an average-cost basis and thus will be required to adopt the standard; however, the provisions of ASU 2015-11 are not expected to have a material effect on the Company’s financial condition.
In September 2015, the FASB issued ASU 2015-16, Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments (“ASU 2015-16”). ASU 2015-16 eliminates the requirement to restate prior period financial statements for measurement period adjustments. The new guidance requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. In addition, separate presentation on the face of the income statement or disclosure in the notes is required regarding the portion of the adjustment recorded in the current period earnings, by line item, that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. ASU 2015-16 is to be applied prospectively for measurement period adjustments that occur after the effective date. ASU 2015-16 is effective for annual reporting periods, including interim reporting periods within those periods, beginning after December 15, 2015, and early adoption is permitted and the Company intends to adopt in fiscal year 2016. Since it is prospective, the impact of ASU 2015-16 on the Company’s financial condition and earnings will depend upon the nature of any measurement period adjustments identified in future periods.